Exhibit 99.3

                        CERTIFICATION OF PERIODIC REPORT


     I,  D.  Michael   Deignan,   President  and  Chief  Executive   Officer  of
Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 18, 2002
                                         /s/ D. Michael Deignan
                                         -------------------------------------
                                         D. Michael Deignan
                                         President and Chief Executive Officer




     I, Joseph A. Giacalone, Chief Financial Officer of Vasomedical, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the three months ended August 31, 2002 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 18, 2002

                                         /s/ Joseph A. Giacalone
                                         -------------------------------------
                                         Joseph A. Giacalone
                                         Chief Financial Officer